UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 2, 2007

HAIGHTS CROSS COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-109381	13-4087398

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 New King Street, Suite 102 White Plains, New York	10604

(Address of Principal Executive Offices)	(Zip Code)
(914) 289-9400

(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-10.1: DESCRIPTION OF ANNUAL MANAGEMENT/EMPLOYEE BONUS PLAN
EX-99.1: DESCRIPTION OF 2007 EXPENSE SAVINGS INCENTIVE PLAN

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On April 2, 2007, the board of directors of Haights Cross Communications, Inc. (the “Company”) approved the Company’s annual incentive bonus plan for managers and employees of the Company and its direct and indirect subsidiaries known as the “Annual Management / Employee Bonus Plan” (the “Bonus Plan”). The Bonus Plan for the fiscal year ending December 31, 2007 is consistent in all material respects with the annual bonus plan that was in effect for fiscal year 2006. A description of the Bonus Plan is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01	Other Events.
     In accordance with past practice, on March 6, 2007, the board of directors of the Company approved a special incentive plan for the fiscal year ending December 31, 2007 entitled the “2007 Expense Savings Incentive Plan” (the “Savings Plan”). The purpose of the Savings Plan, which is a broad-based plan available to management and employees (other than Peter Quandt, our Chairman, Chief Executive Officer and President, and Paul Crecca, our Executive Vice President and Chief Financial Officer), is designed to promote the identification of business improvements that translate into cost savings across the Company’s businesses. A description of the Savings Plan is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

10.1	Description of the Haights Cross Communications, Inc. Annual Management /Employee Bonus Plan

99.1	Description of the Haights Cross Communications, Inc. 2007 Expense Savings Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 6, 2007

HAIGHTS CROSS COMMUNICATIONS, INC.
/s/ Paul J. Crecca
Paul J. Crecca
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Description of the Haights Cross Communications, Inc. Annual Management / Employee Bonus Plan

99.1	Description of the Haights Cross Communications, Inc. 2007 Expense Savings Incentive Plan